Exhibit 99.3

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to
   Section 16:                                      [ ]

   Name and Address:                                Ian Wace
                                                    c/o Marshall Wace LLP
                                                    The Adelphi
                                                    1/11 John Adam Street
                                                    London, England WC2N 6HT

   Issuer and Ticker Symbol:                        StockerYale Inc. (STKR)

   Date of Earliest Transaction:                    10/31/06

   Relationship to Issuer:                          10% Owner

   Designated Filer:                                Marshall Wace LLP

   TABLE II INFORMATION
   Title of Derivative Security:                    Common Stock Purchase
                                                    Warrant
   Exercise Price:                                  $1.15
   Transaction Date:                                10/31/06
   Transaction Code:                                P
   Derivative Securities Acquired:                  2,375,000 (4)
   Date Exercisable:                                1/2/07 (3)
   Expiration Date:                                 10/31/16
   Title of Underlying:                             Common Stock
   Price of Derivative Security:                    (2)
   Amount Beneficially Owned After Transaction:     2,375,000
   Ownership Form:                                  I
   Nature of Indirect Beneficial Ownership:         (1)


   Signature:                                       /s/ Ian Wace
                                                    ----------------------------
                                                   Ian Wace

                                                   Date: 11/02/2006

Explanation of Responses:

(1) See Exhibit 99.1.
(2) See Exhibit 99.1.
(3) See Exhibit 99.1.
(4) See Exhibit 99.1.